MFS(R) INFLATION-ADJUSTED BOND FUND

                 Supplement to the September 1, 2004 Prospectus

Effective immediately, the Expense Table and Example of Expenses for class A shares, under the Expense Summary section, are hereby restated as follows:

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

                                                                        Class A

         Management Fees(3)...................................           0.50%
         Distribution and Service (12b-1) Fees(1).............           0.35%
         Other Expenses(5)....................................           4.32%
                                                                         ----
         Total Annual Fund Operating Expenses(5)..............           5.17%
             Fee Reductions(3)................................          (4.52)%
                                                                        ------
             Net Expenses(5)..................................           0.65%
--------------------------

(1) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A shares and the services provided to you by your financial adviser (referred to as distribution and service fees). These annual distribution and service fees may equal up to 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee). MFS Fund Distributors, Inc. ("MFD"), the fund's distributor, is currently waiving its right to receive 0.10% of the class A distribution fee and 0.10% of the class A service fee.

(3) MFS has contractually agreed to waive its right to receive a portion of the fund's management fee equal to 0.15% annually, and, subject to reimbursement, to bear the fund's expenses such that "Other Expenses" (as determined without giving effect to the expense reduction arrangement) do not exceed 0.15% annually for class A shares; and MFD has contractually agreed to waive its right to receive 0.10% of the class A distribution fee and 0.10% of the class A service fee. These contractual agreements will continue until at least September 1, 2005 unless earlier terminated or modified with the consent of the board of trustees which oversees the fund.

(5) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may have or enter into other expense reduction or recapture arrangements and directed brokerage arrangements (which would also have the effect of reducing fund expenses). Any such fee reductions are not reflected in the table.

          Example of Expenses. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The "Example of Expenses" table is supplemented as follows:

      Share Class         Year 1        Year 3         Year 5       Year 10
      -----------         ------        ------         ------       -------

      Class A shares       $538         $1,564         $2,587        $5,128


                The date of this Supplement is September 7, 2004.